                                                                    EXHIBIT 99.3


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                     IMC Home Equity Loan Trust 1998-7 Asset Backed Notes Series 1998-7A & 1998-7B

                                          Statement to Certificateholders

                                              January 20, 1999
----------------------------------------------------------------------------------------------------------------------------
                                     DISTRIBUTION IN DOLLARS
----------------------------------------------------------------------------------------------------------------------------
         ORIGINAL          PRIOR                                                                                CURRENT
            FACE         PRINCIPAL                                                      REALIZED     DEFERRED   PRINCIPAL
CLASS      VALUE          BALANCE          INTEREST         PRINCIPAL       TOTAL       LOSSES      INTEREST     BALANCE
----------------------------------------------------------------------------------------------------------------------------
  a      529,000,000.00   529,000,000.00   2,812,516.67     3,948,440.50   6,760,957.17   0.00      0.00     525,051,559.50
  b       71,000,000.00    71,000,000.00     385,766.67       951,775.33   1,337,542.00   0.00      0.00      70,048,224.67
cert               0.00             0.00           0.00             0.00           0.00   0.00      0.00               0.00
----------------------------------------------------------------------------------------------------------------------------
TOTALS   600,000,000.00   600,000,000.00   3,198,283.34     4,900,215.83   8,098,499.17   0.00      0.00     595,099,784.17
----------------------------------------------------------------------------------------------------------------------------


-------------------------------------------------------------------------------      ---------------------------
                    FACTOR INFORMATION PER $1000 OF ORIGINAL FACE                      PASS-THROUGH RATES
-------------------------------------------------------------------------------      ---------------------------
          PRIOR                                                     CURRENT                         CURRENT
         PRINCIPAL                                                 PRINCIPAL           CLASS      PASS-THRU
  CLASS   FACTOR          INTEREST    PRINCIPAL     TOTAL            FACTOR                          RATE
-------------------------------------------------------------------------------      ---------------------------
    a    1,000.0000000    5.316667     7.463971    12.780637      992.5360293            a        6.380000 %
    b    1,000.0000000    5.433333    13.405286    18.838620      986.5947137            b        6.520000 %
-------------------------------------------------------------------------------      ---------------------------
 TOTALS  1,000.0000000    5.330472     8.167026    13.497499      991.8329736
-------------------------------------------------------------------------------





----------------------------------------------------------------------------------------------------------------------------
            IF THERE ARE ANY QUESTIONS OR PROBLEMS WITH THIS STATEMENT, PLEASE CONTACT THE ADMINISTRATOR LISTED
                                                         BELOW:
                                                   Thomas Rollauer
                                            450 W. 33rd Street, 14th Floor,
                                               New York, New York 10001
                                                  Tel: (212) 946 3881
                                              Email: thomas.rollauer@chase.com
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


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      IMC Home Equity Loan Trust 1998-7 Asset Backed Notes Series 1998-7A & 1998-7B
                                January 20, 1999
--------------------------------------------------------------------------------------------------
                                 POOL 1 INFORMATION

Section 3.08 (1)      Beginning Pool 1 Note Account Balance                                   0.00


Section 3.08 (2)      Note A Current Interest                                         2,812,516.67
Section 3.08 (2)      Note A Principal Remittance Amount                              3,948,440.50


Section 3.08 (6)      Pool 1 Realized Losses                                                  0.00


Section 3.08 (7)      Pool 1 Overcollateralization Reduction Amount                           0.00


Section 3.08 (7)      Pool 1 Overcollateralization Amount                             1,516,868.53


Section 3.09(a)(ii)   Note A Principal Distribution

                      Installment Principal Collected                                   141,782.36
                      Principal Prepayments                                           2,290,944.60
                      Overcolateralization Increase Amount                            1,515,713.54
                      Recoveries From Prior Periods                                           0.00
                      Other                                                                   0.00



Section 3.09 (a)(iv)  Note A Carry Forward Amount                                             0.00


Section 3.09 (a)(vi)  Ending Aggregate Pool 1 Loan Balance                          526,568,428.03
                      Ending Number of Loan Outstanding in Pool 1                            8,056


Section 3.09 (a)(ix)  Weighted Average Coupon Rate of Home Equity Loans in Pool 1        10.580000%


Section 3.09 (a)(xi)  Pool 1 Substitution Amount-Principal                                    0.00
                      Pool 1 Substitution Amount-Interest                                     0.00
                      Pool 1 Loan Purchase Amount-Principal                                   0.00
                      Pool 1 Loan Purchase Amount-Interest                                    0.00


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

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       IMC Home Equity Loan Trust 1998-7 Asset Backed Notes Series 1998-7A & 1998-7B
                                   January 20, 1999
-------------------------------------------------------------------------------------------------
                                  POOL 2 INFORMATION


Section 3.08 (1)      Beginning Pool 2 Note Account Balance                                 0.00


Section 3.08 (2)      Note B Current Interest                                         385,766.67
Section 3.08 (2)      Note B Principal Remittance Amount                              951,775.33


Section 3.08 (6)      Pool 2 Realized Losses                                                0.00


Section 3.08 (7)      Pool 2 Overcollateralization Reduction Amount                         0.00


Section 3.08 (7)      Pool 2 Overcollateralization Amount                             183,495.34


Section 3.09(a)(ii)   Note B Principal Distribution

                      Installment Principal Collected                                 124,929.74
                      Principal Prepayments                                           651,122.01
                      Overcollateralization Increase Amount                           175,723.58
                      Recoveries From Prior Periods                                         0.00
                      Other                                                                 0.00

Section 3.09 (a)(iv)  Note B Carry Forward Amount                                           0.00


Section 3.09 (a)(vi)  Ending Aggregate Pool 2 Loan Balance                         70,231,720.01
                      Ending Number of Loan Outstanding in Pool 2                            384


Section 3.09 (a)(ix)  Weighted Average Coupon Rate of HomeEquity Loans in Pool 2       10.250600%


Section 3.09 (a)(xi)  Pool 2 Substitution Amount-Principal                                  0.00
                      Pool 2 Substitution Amount-Interest                                   0.00
                      Pool 2 Loan Purchase Amount-Principal                                 0.00
                      Pool 2 Loan Purchase Amount-Interest                                  0.00
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


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         IMC Home Equity Loan Trust 1998-7 Asset Backed Notes Series 1998-7A & 1998-7B
                                        January 20, 1999
-------------------------------------------------------------------------------------------------
Section 3.09 (b)(i)   Delinquency Information


                                              Group 1
                             Period    Number    Principal Balance    Percentage
                          31-60 days     339        22,896,489.52        4.35%
                          61-90 days     108         7,213,404.67        1.37%
                            91+ days       4           296,848.98        0.06%
                              Total      451        30,406,743.17        5.78%

                                              Group 2
                              Period   Number    Principal Balance    Percentage
                          31-60 days        8        1,233,149.39        1.76%
                          61-90 days        2          515,240.72        0.73%
                            91+ days        0                0.00        0.00%
                              Total        10        1,748,390.11        2.49%


Section 3.09 (b)(ii)  Foreclosure Information


                                              Group 1
                                        Number   Principal Balance    Percentage
                                            0                0.00        0.00%

                                              Group 2
                                        Number   Principal Balance    Percentage
                                            0                0.00        0.00%

                      Total Number of Loans in Foreclosure                                       0
                      Total Balance of Loans in Foreclosure                                   0.00


Section 3.09 (b)(ii)  Number of Loans in Foreclosure that were commenced in prior month
                      Pool 1                                                                     0
                      Pool 2                                                                     0
                      Total                                                                      0


Section 3.09 (b)(ii)  Balance of Loans in Foreclosure that were commenced in prior month
                      Pool 1                                                                  0.00
                      Pool 2                                                                  0.00
                      Total                                                                   0.00


Section 3.09 (b)(iii) Number of Loans in Bankruptcy
                      Pool 1                                                                     0
                      Pool 2                                                                     0
                      Total                                                                      0


Section 3.09 (b)(iii)Balance of Loans in Bankruptcy
                      Pool 1                                                                  0.00
                      Pool 2                                                                  0.00
                      Total                                                                   0.00


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


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           IMC Home Equity Loan Trust 1998-7 Asset Backed Notes Series 1998-7A & 1998-7B
                                    January 20, 1999
-------------------------------------------------------------------------------------------------
Section 3.09 (b)(iii) Number of Balloon Loans
                      Pool 1                                                                     2
                      Pool 2                                                                     1
                      Total                                                                      3


Section 3.09 (b)(iii)Balance of Balloon Loans
                      Pool 1                                                            115,436.92
                      Pool 2                                                            269,305.80
                      Total                                                             384,742.72


Section 3.09 (b)(iv)Number of REO Properties
                      Pool 1                                                                     0
                      Pool 2                                                                     0
                      Total                                                                      0


Section 3.09 (b)(iv)  Balance of REO Properties

                      Pool 1                                                                  0.00
                      Pool 2                                                                  0.00
                      Total                                                                   0.00


Section 3.09 (b)(v)   Book Value of REO Properties

                      Pool 1                                                                  0.00
                      Pool 2                                                                  0.00
                      Total                                                                   0.00


                                         AGGREGATE INFORMATION



Section 3.08 (3)Amount of Insured Payment                                                     0.00


Section 3.09 (b)(vi)  Cumulative Loss Percentage                                          0.000000%
                      Current Period Realized Losses (both Pools)                             0.00
                      Cumulative Realized Losses                                              0.00
                      Annual Loss Percentage (Rolling 12 month)                           0.000000%


Section 3.09 (b)(vii) Sixty Plus Delinquency Percentage (Rolling 6 Month)                 1.344754%
                      Sixty Plus Day Delinquent Loans                                 8,025,494.37


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


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              IMC Home Equity Loan Trust 1998-7 Asset Backed Notes Series 1998-7A & 1998-7B
                                       January 20, 1999
-------------------------------------------------------------------------------------------------
                                       POOL 1 NOTE ACCOUNT


    CREDITS
                      Monthly Remittance Amount                                       6,876,340.31

    DEBITS

                      Trustee Fee                                                         1,645.53
                      Trustee Reimbursable Expenses                                           0.00
                      Owner Trustee Fee                                                   3,529.28
                      Premium Amount                                                    110,208.33
                      Note A Current Interest                                         2,812,516.67
                      Principal Distribution (including O/C Amount)                   3,948,440.50
                      Certificate Account Distribution                                         0.00

                      Remaining Amount                                                        0.00



                               POOL 2 NOTE ACCOUNT


    CREDITS

                      Monthly Remittance Amount                                       1,353,023.86

    DEBITS

                      Trustee Fee                                                           219.48
                      Trustee Reimbursable Expenses                                           0.00
                      Owner Trustee Fee                                                     470.72
                      Premium Amount                                                     14,791.67
                      Note B Current Interest                                           385,766.67
                      Principal Distribution (including O/C Amount)                     951,775.33
                      Certificate Account Distribution                                         0.00

                      Remaining Amount                                                        0.00
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


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           IMC Home Equity Loan Trust 1998-7 Asset Backed Notes Series 1998-7A & 1998-7B
                                      January 20, 1999
-------------------------------------------------------------------------------------------------
                                        RESERVE ACCOUNT

Reserve Requirement                                                                  18,699,636.13


Beginning Reserve Balance                                                                     0.00

    CREDITS

                      Deposits form Pool 1                                                    0.00
                      Deposits from Pool 2                                                    0.00

    DEBITS

                      Withdrawals to Pool 1                                                   0.00
                      Withdrawals to Pool 2                                                   0.00
                      Release to Certificate Distribution Account                             0.00

Ending Reserve Balance                                                                        0.00


                                 CERTIFICATE DISTRIBUTION ACCOUNT



Beginning Certificate Distribution Account Balance                                            0.00

    CREDITS

                      Deposits form Pool 1                                                    0.00
                      Deposits from Pool 2                                                    0.00
                      Deposits from Reserve                                                   0.00

    DEBITS

                      Payment to Certificateholders                                           0.00

Ending Certificate Account Balance                                                            0.00



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


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        IMC Home Equity Loan Trust 1998-7 Asset Backed Notes Series 1998-7A & 1998-7B
                                     January 20, 1999
-------------------------------------------------------------------------------------------------

                                   FOR INTERNAL USE ONLY


Pool 1 Specificed O/C Amount (for info only)                                         17,986,000.00
Pool 2 specificed O/C Amount (for info only)                                          2,414,000.00

Pool 1 O/C Deficiency (for info only)                                                16,469,131.47
Pool 2 O/C Deficiency (for info only)                                                 2,230,504.66

Pool 1 O/C Deficit (for info only)                                                            0.00
Pool 2 O/C Deficit (for info only)                                                            0.00



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